Exhibit 23.1

                       INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mettler-Toledo International Inc.:

We consent to the use of our reports incorporated herein by reference included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the SEC on March 18, 1999.

/s/ KPMG Fides Peat

Zurich, Switzerland
February 28, 2000